                                                                    EXHIBIT 99.1

                                 CALAIR L.L.C.
                           CALAIR CAPITAL CORPORATION
                           CONTINENTAL AIRLINES, INC.

                             LETTER OF TRANSMITTAL

                                      FOR


                           TENDER OF ALL OUTSTANDING


                          8 1/8% SENIOR NOTES DUE 2008


                 IN EXCHANGE FOR 8 1/8% SENIOR NOTES DUE 2008,


           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933


        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

          ON OCTOBER 6, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
              AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME,

               ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.


                         DELIVER TO THE EXCHANGE AGENT:
                                 BANK ONE, N.A.


         By Hand/Overnight Courier:                       Facsimile Transmission Number
               Bank One, N.A.                                      614-244-5185
           235 West Schrock Road                                 or 614-244-5188
         Westerville, OH 43271-0184                      (For Eligible Institutions Only)
   Attention: Corporate Trust Operations                       Confirm by Telephone
                Lora Marsch                                        800-346-5153
          (If by Mail, Registered
        Certified Mail Recommended)


                             ---------------------


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



     The undersigned hereby acknowledges receipt and review of the Prospectus dated September 1, 1998 (the "Prospectus") of Calair L.L.C. ("Calair"), a Delaware limited liability company and an indirect subsidiary of Continental Airlines, Inc. ("Continental" or the "Company"), a Delaware corporation, Calair Capital Corporation ("Calair Capital" and, together with Calair, the "Issuers"), a Delaware corporation and a wholly owned subsidiary of Calair, and Continental and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the offer of the Issuers and the Company (the "Exchange Offer") to exchange the Issuers' 8 1/8% Senior Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Issuers' issued and outstanding
8 1/8% Senior Notes due 2008 (the "Old Notes"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.



     The Issuers and the Company, in their sole discretion, reserve the right, at any time or from time to time, to extend the Exchange Offer, in which case the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuers and the Company will notify the Exchange Agent of any extension by oral or written notice and will notify the holders of the Old Notes by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The term "business day" shall mean any day which is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.


     This Letter of Transmittal is to be used by a holder of Old Notes if original Old Notes, if available, are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and "Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED
                  HOLDER(S),
   EXACTLY AS NAME(S) APPEAR(S) ON OLD NOTES
          (PLEASE FILL IN, IF BLANK)                               OLD NOTES(S) TENDERED
------------------------------------------------------------------------------------------------------------
                                                                    AGGREGATE PRINCIPAL       PRINCIPAL
                                                    REGISTERED       AMOUNT REPRESENTED        AMOUNT
                                                    NUMBER(S)*           BY NOTE(S)          TENDERED**
                                                -------------------------------------------------------

                                                -------------------------------------------------------

                                                -------------------------------------------------------

                                                -------------------------------------------------------

                                                -------------------------------------------------------
                                                   TOTAL SHARES
------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of
    $1,000.
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Old Notes:
------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
------------------------------------------------------

Window Ticket Number (if available):
---------------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
----------------------------------------------------

Account Number (if delivered by book-entry transfer):
----------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers and the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Issuers and the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers and the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Issuers and the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Old Notes, and that the Issuers and the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuers and the Company.



     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance on interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (collectively, the "Exchange Offer No-Action Letters"), that the Exchange Notes issued pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a Participating Broker-Dealer), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in a distribution of such Exchange Notes. The undersigned specifically represent(s) to the Issuers and the Company that (i) any Exchange Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) the undersigned is not engaged in, does not intend to engage in, and has no arrangement with any person to participate in, a distribution (within the meaning of the Securities Act) of Exchange Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Issuers or the Company or a broker-dealer tendering Old Notes acquired directly from the Issuers or the Company.



     If the undersigned is an affiliate of the Issuers or the Company or is a broker-dealer who purchased Old Notes directly from the Issuers for its own account or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, the undersigned may not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. Each Participating Broker-Dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Old Notes where such Old Notes were acquired by such Participating Broker-Dealer as a result of market-making activities or other trading activities. The Issuers and the Company have agreed that, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date, they will make this Prospectus available to any Participating Broker-Dealer for use in connection with any such resale.



     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, the Company or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.


     For purposes of the Exchange Offer, the Company and the Issuers shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company or the Issuers gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.


     The undersigned acknowledges that the acceptance of properly tendered Old Notes by the Issuers and the Company pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers and the Company upon the terms and subject to the conditions of the Exchange Offer.



     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers and the Company have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuers and the Company do not accept for exchange any of the Old Notes so tendered for exchange.

================================================================================

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)


To be completed ONLY if (i) Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.


Issue Exchange Notes and/or Old Notes to:

Name:
      -------------------------------------------------------------------------
                             (Please Type or Print)

-------------------------------------------------------------------------------

Address: ----------------------------------------------------------------------


-------------------------------------------------------------------------------
                               (include Zip Code)

-------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

-------------------------------------------------------------------------------
                  Book-Entry Transfer Facility Account Number:

-------------------------------------------------------------------------------
                         (Complete Substitute Form W-9)

===============================================================================


===============================================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver Exchange Notes and/or Old Notes to:

Name:
      --------------------------------------------------------------------------
                             (Please Type or Print)

--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

================================================================================

================================================================================
                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
               (SIGNATURE(S) OF REGISTERED HOLDERS OR OLD NOTES)

------------------------------------------------------------------------- , 1998


     (The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Issuers and the Company, submit evidence satisfactory to the Issuers and the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)


Name(s):
         -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
          ----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

Signature(s) Guaranteed by an Eligible Institution:
                                                   -----------------------------
                                                    (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
       ------------------------------------------------------------------ , 1998

================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent (except as indicated in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus) at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and sole risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuers or the Company.



     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth herein and in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof) together with the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered shares of Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required hereby are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.


     Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.


     3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder promptly and instruct such registered holder to tender on his behalf. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

     4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.


     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power.



     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed herein, such Old Notes must be endorsed or accompanied by appropriate bond powers and a proxy which authorizes such person to tender the Old Notes on behalf of the registered holder or holders, in each case signed as the name of the registered holder or holders appears on the Old Notes.



     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers or the Company, evidence satisfactory to the Issuers and the Company of their authority to act must be submitted with this Letter of Transmittal.


     Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.


     Signatures on a Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Issuance Instructions" nor the box entitled "Special Delivery Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution.



     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.



     7. Transfer Taxes. The Issuers and the Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.


     8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Issuers (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Issuers is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.


     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Issuers reserve the right in its sole discretion to take whatever steps are necessary to comply with the Issuers' obligations regarding backup withholding.


     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuers and the Company in their sole discretion, which determination will be final and binding. The Issuers and the Company reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes which, if accepted, would, in the opinion of the Issuers and the Company or their counsel, be unlawful. The Issuers and the Company also reserve the absolute right to waive any conditions of the Exchange Offer or irregularities or conditions of tender as to particular Old Notes. The interpretation of the terms and conditions by the Issuers and the Company of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers and the Company shall determine. Neither the Issuers, the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.



     10. Waiver of Conditions. The Issuers and the Company reserve the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.


     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE         Social Security Number
                                    BOX AT RIGHT AND CERTIFY BY SIGNING AND                    OR
  FORM W-9                          DATING BELOW                                 Employer Identification Number
  Department of the Treasury
  Internal Revenue Service
                                   --------------------------------------------------------------------------------
  PAYER'S REQUEST FOR               PART 2 -- Certification -- Under penal-                 PART 3 --
  TAXPAYER IDENTIFICATION           ties of perjury, I certify that:
  NUMBER (TIN)                                                                          Awaiting TIN [ ]
                                    (1) The number shown on this form is my            Please complete the
                                        correct Taxpayer Identification              Certificate of Awaiting
                                        Number (or I am waiting for a number         Taxpayer Identification
                                        to be issued to me) and                           Number below.
                                    (2) I am not subject to backup with-
                                        holding either because I have not
                                        been notified by the Internal Reve-
                                        nue Service ("IRS") that I am subject
                                        to backup withholding as a result of
                                        failure to report all interest or
                                        dividends, or the IRS has notified me
                                        that I am no longer subject to backup
                                        withholding.
                                   --------------------------------------------------------------------------------

                                    Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                    Signature -------------------------------  Date-----------------------, 1998
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------------------------------------  --------------------------------, 1998
                         Signature                                            Date

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

-----------------------------------------------------------  --------------------------------, 1998
                         Signature                                            Date

-------------------------------------------------------------------------------